Exhibit 99.1

APD Materials Technologies business segment restatement to discontinued operations

We are providing this supplemental non-GAAP financial disclosure to assist in updating models to reflect our Materials Technologies (MT) business segment in discontinued operations. Additionally, we’ve included a GAAP/non-GAAP reconciliation for your reference.

The presentation of non-GAAP measures is intended to enhance the usefulness of financial information by providing measures which, when viewed together with our financial results computed in accordance with GAAP, provide a more complete understanding of the factors and trends affecting our historical financial performance and projected future results.

We define Adjusted EBITDA as net income from continuing operations (including noncontrolling interests) excluding certain disclosed items, which we do not believe to be indicative of underlying business trends, before interest expense, income tax provision, and depreciation and amortization expense. Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by sales.

Required information associated with the finalization of the PMD transaction was provided separately in a Form 8-K filing.

Some of the changes to previously reported information include:

•	Rare gases product line and certain delivery systems equipment were previously reported in our MT business segment and are now included in Air Products Industrial Gases regional segments.

•	Market-priced gases which were previously transferred at cost to the MT business segment.

•	Certain utility operations move from the Corporate segment to the MT business segment.

•	Stranded costs move to the Corporate segment.

•	Minor changes to our FY16 continuing operations EPS of $5.64 (estimated FY16 continuing operations EPS provided Oct. 27, 2016 was $5.74) primarily due to tax & inventory adjustments.

Unaudited Consolidated Summary Financial Information, Non-GAAP

(Millions of dollars, except per share data)
	FY 2016				FY2016	FY 2015	FY 2014
	Q1	Q2	Q3	Q4	Total	Total	Total
Sales	1,866.3	1,777.4	1,914.5	1,945.5	7,503.7	7,824.3	8,384.0

Operating Income	384.5	391.7	418.3	425.4	1,619.9	1,388.6	1,250.6
Operating Margin	20.6%	22.0%	21.8%	21.9%	21.6%	17.7%	14.9%

Adjusted EBITDA	632.5	637.9	673.9	677.2	2,621.5	2,399.4	2,275.1
Adjusted EBITDA Margin	33.9%	35.9%	35.2%	34.8%	34.9%	30.7%	27.1%

Net Income Attributable to Air Products
Income from Continuing Operations	292.9	297.9	313.8	325.7	1,230.3	1,060.8	951.4

Diluted Earnings per Common Share
Income from Continuing Operations	1.35	1.37	1.44	1.49	5.64	4.88	4.42

Segments, Restated Non-GAAP (MT in Disc Ops)

Unaudited Consolidated Summary Financial Information

(Millions of dollars)
	FY 2016				FY 2016	FY 2015	FY 2014
	Q1	Q2	Q3	Q4	Total	Total	Total
Sales
Industrial Gases - Americas	836.3	798.1	832.3	877.4	3,344.1	3,694.5	4,079.1
Industrial Gases - EMEA	439.6	421.8	428.7	414.3	1,704.4	1,866.4	2,150.8
Industrial Gases - Asia	414.6	407.9	449.0	448.9	1,720.4	1,661.3	1,545.5
Industrial Gases - Global	104.3	86.6	150.8	157.1	498.8	286.7	296.0
Corporate and other	71.5	63.0	53.7	47.8	236.0	315.4	312.6

Segment Total	1,866.3	1,777.4	1,914.5	1,945.5	7,503.7	7,824.3	8,384.0

Operating Income
Industrial Gases - Americas	211.6	223.5	234.0	224.1	893.2	806.1	754.9
Industrial Gases - EMEA	92.3	90.0	104.0	98.3	384.6	331.3	351.2
Industrial Gases - Asia	117.3	105.0	118.7	110.0	451.0	389.3	317.2
Industrial Gases - Global	(19.3)	(10.8)	(13.9)	22.7	(21.3)	(51.6)	(57.3)
Corporate and other	(17.4)	(16.0)	(24.5)	(29.7)	(87.6)	(86.5)	(115.4)

Segment Total	384.5	391.7	418.3	425.4	1,619.9	1,388.6	1,250.6

Operating Margin
Industrial Gases - Americas	25.3%	28.0%	28.1%	25.5%	26.7%	21.8%	18.5%
Industrial Gases - EMEA	21.0%	21.3%	24.3%	23.7%	22.6%	17.8%	16.3%
Industrial Gases - Asia	28.3%	25.7%	26.4%	24.5%	26.2%	23.4%	20.5%
Segment Total	20.6%	22.0%	21.8%	21.9%	21.6%	17.7%	14.9%

Adjusted EBITDA
Industrial Gases - Americas	335.1	341.0	362.1	351.3	1,389.5	1,288.2	1,229.5
Industrial Gases - EMEA	146.7	145.4	160.4	154.3	606.8	568.0	615.7
Industrial Gases - Asia	180.9	171.2	183.0	171.6	706.7	645.3	566.1
Industrial Gases - Global	(17.7)	(9.0)	(11.9)	25.2	(13.4)	(35.9)	(44.5)
Corporate and other	(12.5)	(10.7)	(19.7)	(25.2)	(68.1)	(66.2)	(91.7)

Segment Total	632.5	637.9	673.9	677.2	2,621.5	2,399.4	2,275.1

Adjusted EBITDA Margin
Industrial Gases - Americas	40.1%	42.7%	43.5%	40.0%	41.6%	34.9%	30.1%
Industrial Gases - EMEA	33.4%	34.5%	37.4%	37.2%	35.6%	30.4%	28.6%
Industrial Gases - Asia	43.6%	42.0%	40.8%	38.2%	41.1%	38.8%	36.6%
Segment Total	33.9%	35.9%	35.2%	34.8%	34.9%	30.7%	27.1%

Segments, As Reported Non-GAAP

Unaudited Consolidated Summary Financial Information

(Millions of dollars)
	FY 2016				FY 2016	FY 2015	FY 2014
	Q1	Q2	Q3	Q4	Total	Total	Total
Sales
Industrial Gases - Americas	836.1	797.9	832.2	877.4	3,343.6	3,693.9	4,078.5
Industrial Gases - EMEA	438.3	420.3	427.4	414.3	1,700.3	1,864.9	2,150.7
Industrial Gases - Asia	413.2	406.4	447.6	448.9	1,716.1	1,637.5	1,527.0
Industrial Gases - Global	104.3	86.6	150.8	157.1	498.8	286.8	296.0
Materials Technologies	490.0	494.3	520.0	515.2	2,019.5	2,087.1	2,064.6
Corporate and other	73.9	65.7	56.4	50.1	246.1	324.7	322.2

Segment Total	2,355.8	2,271.2	2,434.4	2,463.0	9,524.4	9,894.9	10,439.0

Operating Income
Industrial Gases - Americas	211.8	224.2	234.5	224.7	895.2	808.4	762.6
Industrial Gases - EMEA	91.7	89.4	103.4	98.3	382.8	330.7	351.2
Industrial Gases - Asia	116.7	104.4	118.1	109.9	449.1	380.5	310.4
Industrial Gases - Global	(19.3)	(10.9)	(13.9)	22.8	(21.3)	(51.6)	(57.3)
Materials Technologies	127.2	129.3	135.2	138.5	530.2	476.7	379.0
Corporate and other	(5.5)	(4.5)	(17.5)	(10.0)	(37.5)	(51.5)	(78.5)

Segment Total	522.6	531.9	559.8	584.2	2,198.5	1,893.2	1,667.4

Operating Margin
Industrial Gases - Americas	25.3%	28.1%	28.2%	25.6%	26.8%	21.9%	18.7%
Industrial Gases - EMEA	20.9%	21.3%	24.2%	23.7%	22.5%	17.7%	16.3%
Industrial Gases - Asia	28.2%	25.7%	26.4%	24.5%	26.2%	23.2%	20.3%
Materials Technologies	26.0%	26.2%	26.0%	26.9%	26.3%	22.8%	18.4%
Segment Total	22.2%	23.4%	23.0%	23.7%	23.1%	19.1%	16.0%

Adjusted EBITDA
Industrial Gases - Americas	335.1	341.3	362.3	351.7	1,390.4	1,289.9	1,237.9
Industrial Gases - EMEA	146.0	144.9	159.8	154.3	605.0	567.4	615.5
Industrial Gases - Asia	180.1	170.3	182.1	171.5	704.0	629.5	553.7
Industrial Gases - Global	(17.7)	(9.1)	(12.0)	25.3	(13.5)	(35.9)	(44.4)
Materials Technologies	147.2	149.5	154.3	158.3	609.3	571.7	480.7
Corporate and other	(1.7)	(0.4)	(13.7)	(6.4)	(22.2)	(38.5)	(67.7)

Segment Total	789.0	796.5	832.8	854.7	3,273.0	2,984.1	2,775.7

Adjusted EBITDA Margin
Industrial Gases - Americas	40.1%	42.8%	43.5%	40.1%	41.6%	34.9%	30.4%
Industrial Gases - EMEA	33.3%	34.5%	37.4%	37.2%	35.6%	30.4%	28.6%
Industrial Gases - Asia	43.6%	41.9%	40.7%	38.2%	41.0%	38.4%	36.3%
Materials Technologies	30.0%	30.2%	29.7%	30.7%	30.2%	27.4%	23.3%
Segment Total	33.5%	35.1%	34.2%	34.7%	34.4%	30.2%	26.6%

Change attributable to MT (Restated v. As Reported)

Unaudited Consolidated Summary Financial Information

(Millions of dollars)
	FY 2016				FY 2016	FY 2015	FY 2014
	Q1	Q2	Q3	Q4	Total	Total	Total
Sales
Industrial Gases - Americas	0.2	0.2	0.1	—	0.5	0.6	0.6
Industrial Gases - EMEA	1.3	1.5	1.3	—	4.1	1.5	0.1
Industrial Gases - Asia	1.4	1.5	1.4	—	4.3	23.8	18.5
Industrial Gases - Global	—	—	—	—	—	(0.1)	—
Materials Technologies	(490.0)	(494.3)	(520.0)	(515.2)	(2,019.5)	(2,087.1)	(2,064.6)
Corporate and other	(2.4)	(2.7)	(2.7)	(2.3)	(10.1)	(9.3)	(9.6)

Segment Total	(489.5)	(493.8)	(519.9)	(517.5)	(2,020.7)	(2,070.6)	(2,055.0)

Operating Income
Industrial Gases - Americas	(0.2)	(0.7)	(0.5)	(0.6)	(2.0)	(2.3)	(7.7)
Industrial Gases - EMEA	0.6	0.6	0.6	—	1.8	0.6	—
Industrial Gases - Asia	0.6	0.6	0.6	0.1	1.9	8.8	6.8
Industrial Gases - Global	—	0.1	—	(0.1)	—	—	—
Materials Technologies	(127.2)	(129.3)	(135.2)	(138.5)	(530.2)	(476.7)	(379.0)
Corporate and other	(11.9)	(11.5)	(7.0)	(19.7)	(50.1)	(35.0)	(36.9)

Segment Total	(138.1)	(140.2)	(141.5)	(158.8)	(578.6)	(504.6)	(416.8)

Total Operating Margin	-1.6%	-1.4%	-1.2%	-1.8%	-1.5%	-1.4%	-1.1%

Adjusted EBITDA
Industrial Gases - Americas	—	(0.3)	(0.2)	(0.4)	(0.9)	(1.7)	(8.4)
Industrial Gases - EMEA	0.7	0.5	0.6	—	1.8	0.6	0.2
Industrial Gases - Asia	0.8	0.9	0.9	0.1	2.7	15.8	12.4
Industrial Gases - Global	—	0.1	0.1	(0.1)	0.1	—	(0.1)
Materials Technologies	(147.2)	(149.5)	(154.3)	(158.3)	(609.3)	(571.7)	(480.7)
Corporate and other	(10.8)	(10.3)	(6.0)	(18.8)	(45.9)	(27.7)	(24.0)

Segment Total	(156.5)	(158.6)	(158.9)	(177.5)	(651.5)	(584.7)	(500.6)

Total Adjusted EBITDA Margin	0.4%	0.8%	1.0%	0.1%	0.5%	0.5%	0.5%

Sales Walk and Non-GAAP EPS Walk

Total
Consolidated Sales Analysis
FY2016 % change vs PY	-4%

Volume	3%
Price	0%
Energy/RM pass thru	-4%
Currency	-3%

EPS Analysis
FY2015 Diluted Cont Ops EPS	$4.88
FY2016 Diluted Cont Ops EPS	$5.64

Total change	$0.76

Volume	$(0.01)
Price/raw material	$0.12
Cost	$0.83
Currency	($0.13)
Equity affiliate income	($0.02)
Interest expense	($0.04)
Tax rate	($0.01)
Non-controlling interest	$0.05
Shares outstanding	($0.03)

Total change	$0.76

Reconciliation of Non-GAAP Financial Measures

	FY 2016				FY 2016	FY 2015	FY 2014
GAAP	Q1	Q2	Q3	Q4	Total	Total	Total
Operating Income	372.5	371.6	394.6	391.0	1,529.7	1,233.2	924.2
Net Income From Continuing Operations (1)	280.9	278.9	250.3	289.4	1,099.5	933.3	696.7
Diluted EPS From Continuing Operations (1)	1.29	1.28	1.15	1.32	5.04	4.29	3.24

	FY 2016				FY 2016	FY 2015	FY 2014
Non-GAAP Adjustments	Q1	Q2	Q3	Q4	Total	Total	Total
Operating Income
Business separation costs	12.0	7.4	9.5	21.7	50.6	7.5	—
Business restructuring and cost reduction actions	—	10.7	13.2	10.6	34.5	180.1	11.1
Pension settlement loss	—	2.0	1.0	2.1	5.1	19.3	5.2
Goodwill and intangible asset impairment charge	—	—	—	—	—	—	310.1
Gain on previously held equity interest	—	—	—	—	—	(17.9)	—
Gain on land sales	—	—	—	—	—	(33.6)	—

Total Adjustments - Operating Income	12.0	20.1	23.7	34.4	90.2	155.4	326.4

Net Income From Continuing Operations (1)
Business separation costs	12.0	8.9	6.5	19.3	46.7	7.5	—
Tax costs associated with business separation	—	—	47.7	4.1	51.8	—	—
Business restructuring and cost reduction actions	—	8.8	8.7	7.2	24.7	132.9	7.2
Pension settlement loss	—	1.3	0.6	1.4	3.3	12.4	3.4
Goodwill and intangible asset impairment charge	—	—	—	—	—	—	275.1
Gain on previously held equity interest	—	—	—	—	—	(11.2)	—
Gain on land sales	—	—	—	—	—	(28.3)	—
Loss on extinguishment of debt	—	—	—	4.3	4.3	14.2	—
Income tax items	—	—	—	—	—	—	(31.0)

Total Adjustments - Net Income From Continuing Operations	12.0	19.0	63.5	36.3	130.8	127.5	254.7

Diluted EPS From Continuing Operations (1)
Business separation costs	0.06	0.04	0.03	0.09	0.21	0.03	—
Tax costs associated with business separation	—	—	0.22	0.02	0.24	—	—
Business restructuring and cost reduction actions	—	0.04	0.04	0.03	0.11	0.61	0.03
Pension settlement loss	—	0.01	—	0.01	0.02	0.06	0.02
Goodwill and intangible asset impairment charge	—	—	—	—	—	—	1.27
Gain on previously held equity interest	—	—	—	—	—	(0.05)	—
Gain on land sales	—	—	—	—	—	(0.13)	—
Loss on extinguishment of debt	—	—	—	0.02	0.02	0.07	—
Income tax items	—	—	—	—	—	—	(0.14)

Total Adjustments - Diluted EPS From Continuing Operations	0.06	0.09	0.29	0.17	0.60	0.59	1.18

	FY 2016				FY 2016	FY 2015	FY 2014
Adjusted EBITDA	Q1	Q2	Q3	Q4	Total	Total	Total
Income from Continuing Operations (2)	287.2	284.7	255.7	294.4	1,122.0	965.9	691.0
Add: Interest expense	22.2	25.7	35.1	32.2	115.2	102.8	124.0
Add: Income tax provision	96.4	93.5	145.9	96.8	432.6	300.2	258.1
Add: Depreciation and amortization	214.7	213.9	213.5	212.5	854.6	858.5	875.6
Add: Business separation costs	12.0	7.4	9.5	21.7	50.6	7.5	—
Add: Business restructuring and cost reduction actions	—	10.7	13.2	10.6	34.5	180.1	11.1
Add: Pension settlement loss	—	2.0	1.0	2.1	5.1	19.3	5.2
Add: Goodwill and intangible asset impairment charge	—	—	—	—	—	—	310.1
Less: Gain on previously held equity interest	—	—	—	—	—	17.9	—
Less: Gain on land sales	—	—	—	—	—	33.6	—
Add: Loss on extinguishment of debt	—	—	—	6.9	6.9	16.6	—

Adjusted EBITDA	632.5	637.9	673.9	677.2	2,621.5	2,399.4	2,275.1

NON-GAAP MEASURES	Q1	Q2	Q3	Q4	Total	Total	Total
Operating Income	384.5	391.7	418.3	425.4	1,619.9	1,388.6	1,250.6
Net Income From Continuing Operations (1)	292.9	297.9	313.8	325.7	1,230.3	1,060.8	951.4
Diluted EPS From Continuing Operations (1)	1.35	1.37	1.44	1.49	5.64	4.88	4.42
Adjusted EBITDA	632.5	637.9	673.9	677.2	2,621.5	2,399.4	2,275.1

(1)	Attributable to Air Products
(2)	Includes net income attributable to noncontrolling interests